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Exhibit 10.11

AMENDMENT NO. 1 TO LOAN AGREEMENT AND CONSENT

This Amendment No. 1 to Loan Agreement and Consent (the “Amendment”), dated as of September 22, 2025, is between Bank of America, N.A. (the “Bank”) and LifeVantage Corporation, a Delaware corporation (the “Borrower”).

RECITALS

A.
The Bank and the Borrower entered into a certain Loan Agreement dated as of April 12, 2024 (together with any previous amendments or supplements thereto, the “Loan Agreement”).

B.
The Borrower has informed the Bank that, pursuant to that certain Asset Purchase Agreement, dated as of September 3, 2025, by and among Global Organics Merchants, LLC, a Delaware limited liability company (“Seller”), the Borrower, as the buyer thereunder, and the other parties thereto (the “Asset Purchase Agreement”), the Borrower intends to purchase or otherwise acquire the Acquired Assets and the Assumed Liabilities (as such terms are defined in the Asset Purchase Agreement), but excluding in all events the Excluded Assets and the Excluded Liabilities (as such terms are defined in the Asset Purchase Agreement) (collectively, the “Asset Acquisition”).

C.
The Loan Documents (as defined herein), including, without limitation, Section 7.10(e) and Section 7.14(b) of the Loan Agreement, prohibit the Borrower from acquiring all or substantially all of the assets of another Person, acquiring material intellectual property from another Person, or otherwise acquiring or purchasing a business or its assets, except to the extent any such acquisition is expressly permitted therein (including pursuant to a Permitted Acquisition) or otherwise with the consent of the Bank.

D.
The Borrower has further informed the Bank that the Asset Acquisition will not constitute a Permitted Acquisition under the Loan Agreement and, therefore, the Borrower has requested that (i) the Bank consent to the Asset Acquisition pursuant to the terms and conditions of the Asset Purchase Agreement and (ii) the Asset Acquisition be deemed to be a Permitted Acquisition under the Loan Agreement, without a reduction in the aggregate amounts available for Permitted Acquisitions provided for under the Loan Agreement.

E.
The Bank is willing to consent to the Asset Acquisition, and the parties hereto desire to enter into this Amendment, in each case in accordance with and subject to the terms and conditions set forth herein.

AGREEMENT

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Loan Agreement.
2.
Consent. Subject to compliance with the conditions precedent and all other terms and conditions set forth in this Amendment, and notwithstanding the provisions of the Loan Agreement to the contrary, the Bank (a) consents, on a one-time basis, to the Asset Acquisition pursuant to the terms and conditions of the Asset Purchase Agreement and (b) agrees that the Asset Acquisition shall be deemed to be a Permitted Acquisition under the Loan Agreement, without a reduction in the aggregate amounts available for Permitted Acquisitions provided for under the Loan Agreement (collectively, the “Consent”).
3.
Effectiveness of Consent. The Consent applies only to the Asset Acquisition and shall be

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effective only to the extent specifically set forth herein and shall not (a) affect the right of the Bank to demand compliance by the Borrower with any other terms and conditions of the Loan Agreement and all documents executed in connection therewith (collectively with the Loan Agreement, the “Loan Documents”) except for the Consent provided for herein, (b) be deemed a consent to or waiver of any other transaction or future action on the part of the Borrower requiring the Bank’s consent or approval under the Loan Agreement or Loan Documents, or (c) be deemed or construed to be a waiver or release of, or a limitation upon, the Bank’s exercise of any rights or remedies under the Loan Agreement or any other Loan Document, whether arising as a consequence of any default or event of default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved. All terms and conditions of the Loan Agreement and the other Loan Documents remain unchanged. This Amendment and the Consent given herein do not establish a course of conduct and the Borrower should not assume or infer that any future consents or waivers will be granted by the Bank. The Bank may, at any time hereafter, regardless of any prior course of conduct, consent or waiver, require strict compliance with all terms and conditions of the Loan Documents.
4.
Amendments. The Loan Agreement is hereby amended as follows:
4.1
Section 7.1(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

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(a) To use the proceeds of the credit extended under this Agreement only for general corporate purposes including, but not limited to, working capital, share repurchases approved by the board of directors of the Borrower, and payment of transaction costs, and Permitted Acquisitions.

5.
Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default or event of default under the Loan Agreement, (b) without limiting the generality of the foregoing clause (a), before and after giving effect to the Asset Acquisition, no event of default has occurred and is continuing under the Loan Documents or would result from the Asset Acquisition (c) the Obligors would be in pro forma compliance with the financial covenants under the Loan Agreement for the most recent calculation period if the Asset Acquisition had been completed on the first day of such calculation period, (d) after giving effect to this Amendment, the representations and warranties in the Loan Agreement are true in all material respects as of the date of this Amendment as if made on the date of this Amendment, (e) this Amendment does not conflict, in any material respect, with any law, agreement, or obligation by which the Borrower is bound, (f) this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with the Borrower’s articles of incorporation or bylaws, (g) the information included in the Beneficial Ownership Certification most recently provided to the Bank, if applicable, is true and correct in all material respects, and (h) as of the date of this Amendment and throughout the term of the Loan Agreement, no Borrower or Guarantor is (1) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (2) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”); (3) an entity deemed to hold “plan assets” of any such plans or accounts for purposes of ERISA or the Code; or (4) a “governmental plan” within the meaning of ERISA.
6.
Reaffirmation of Obligations. The Borrower (a) affirms all of its obligations under the Loan Documents and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection herewith do not operate to reduce or discharge the Borrower’s obligations under the Loan Documents.
7.
Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:
7.1
A fully executed counterpart of this Amendment from the Borrower and each guarantor and/or collateral pledgor (collectively, a “Credit Support Provider”).
7.2
KYC Information.
(a)
Upon the request of the Bank, the Borrower shall have provided to the Bank, and the Bank shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti- money-laundering rules and regulations, including, without limitation, the PATRIOT Act.
(b)
If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have provided a Beneficial Ownership Certification to the Bank if so requested.
7.3
Evidence that the execution, delivery and performance by the Borrower and each Credit Support Provider of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

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7.4
Payment by the Borrower of all costs, expenses and reasonable attorneys’ fees incurred by the Bank in connection with this Amendment.
7.5
Evidence that all existing Debt of the Seller secured by the Acquired Assets has been or will be repaid in full and cancelled.
7.6
Evidence that all existing security interests in or liens (including judicial liens) on any of the Acquired Assets have been or will be released and terminated by the applicable secured party or other lienholder.
7.7
Evidence that any Acquired Assets consisting of registered intellectual property has been assigned or transferred of record to the Borrower (collectively, the “Acquired Intellectual Property”).
7.8
A collateral assignment of asset purchase agreement in favor of the Bank signed by the Borrower in respect of the Asset Purchase Agreement.
7.9
Compliance by the Borrower with the terms and conditions of the Security and Pledge Agreement, dated as of April 12, 2024, among the Borrower, the Bank, and the other parties thereto (as amended from time to time, the “Security Agreement”), with respect to any of the Acquired Assets, including, without limitation, Sections 4(c), (d) and (e) thereof.
7.10
Without limiting the generality of Section 7.9 above, before the Bank is required to make any advances of the Line of Credit to the Borrower under the Loan Agreement after the date hereof:
(a)
the Borrower shall have delivered to the Bank one or more notices of grant of security interest in the Acquired Intellectual Property in favor of the Bank for filing with the United States Patent and Trademark Office or United States Copyright Office, as applicable; and
(b)
the Borrower shall have used commercially reasonable efforts to deliver to the Bank, within 60 days after the Closing Date (as defined in the Asset Purchase Agreement), (a) a landlord waiver or similar agreement from the owner of any real property leased by the Borrower where any Acquired Assets are or will be located or stored and

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(b) a bailee or similar agreement from the owner of any warehouse where any of the Acquired Assets are or will be located or stored, but (y) in each case only to the extent not already obtained from such owner prior to the date hereof and (z) in the case of clause

(b) above, only to the extent required by Section 4(e) of the Security Agreement.

8.
Effect of Consent Agreement. Except as provided in this Amendment, all of the terms and conditions of the Loan Agreement, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, shall remain in full force and effect.
9.
Electronic Records and Signatures. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Borrower agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Borrower to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Obligor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
10.
FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF,

(B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF

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ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

[Signature Pages Follow]

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank:

Bank of America, N.A.

By: ________________________________
Stephanie McClure, Senior Vice President

Borrower:

LifeVantage Corporation

By: ________________________________
Steven R. Fife, President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO LOAN AGREEMENT AND CONSENT

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank:

Bank of America, N.A.

By: ____
Stephanie McClure, Senior Vice President

Borrower:

LifeVantage Corporation

By: ____
Steven R. Fife, President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO LOAN AGREEMENT AND CONSENT

CONSENT AND REAFFIRMATION OF GUARANTOR AND PLEDGOR

The undersigned (the “Credit Support Provider”) is a guarantor of, and/or is a pledgor of collateral for, the Borrower’s obligations to the Bank under the Loan Agreement. The Credit Support Provider hereby

(i) acknowledges and consents to the foregoing Consent Agreement, (ii) reaffirms its obligations under its respective guaranty in favor of the Bank and/or under any agreement under which it has granted to the Bank a lien or security interest in any of its real or personal property, and (iii) confirms that such guaranty and other agreements, including but not limited to any Waiver of Jury Trial or Dispute Resolution Provision contained therein, remain in full force and effect, without defense, offset, or counterclaim. Capitalized terms used herein shall have the meanings specified in the foregoing Consent Agreement.

Although each of the undersigned has been informed of the terms of the Consent Agreement, each understands and agrees that the Bank has no duty to so notify it or any other guarantor/pledgor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Dated as of September 22, 2025.

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Guarantor:

Lifeline Nutraceuticals Corporation

By:____
Name: Steven R. Fife
Title: Authorized Person

SIGNATURE PAGE TO AMENDMENT NO. 1 TO LOAN AGREEMENT AND CONSENT